Exhibit 10.5

RECOURSE GUARANTY

This RECOURSE GUARANTY, dated as of July 14, 2006 (this “Guaranty”), made by MAUI LAND & PINEAPPLE COMPANY, INC., a Hawaii Corporation, having an address at 120 Kane Street, Kapalua, Maui, Hawaii 96732 (“ML&P”); THE RITZ-CARLTON DEVELOPMENT COMPANY, INC., a Delaware corporation, having an office at 6649 Westwood Boulevard, Suite 500, Orlando, Florida 32821 (“Ritz-Carlton”); and EXCLUSIVE RESORTS DEVELOPMENT COMPANY, LLC, a Delaware limited liability company, having an address at 1530 16th Street, Suite 500, Denver, Colorado 80202 (“Exclusive Resorts”; ML&P, Ritz Carlton and Exclusive Resorts being referred to herein individually as a “Principal” and collectively as “Principals”), in favor of LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, having an office at 399 Park Avenue, New York, New York 10022 (“Lender”).

W I T N E S S E T H:

WHEREAS, Lender is concurrently herewith making a loan to KAPALUA BAY, LLC, a Delaware limited liability company (“Borrower”), in the maximum principal amount of THREE HUNDRED SEVENTY MILLION and 00/100 DOLLARS ($370,000,000.00) (the “Loan”) secured by a mortgage on certain real property and improvements more particularly described on Exhibits A-1 and A-2 attached hereto (the “Real Property”);

WHEREAS, the Loan (i) has been made in accordance with the terms of a construction loan agreement, dated as of the date hereof, between Borrower and Lender (the “Loan Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement), (ii) is evidenced by the Note and (iii) is secured by the Mortgage (the Loan Agreement, the Note, the Mortgage and the other documents and instruments executed by Borrower or Principal or delivered in connection with the Loan being collectively referred to herein as the “Loan Documents”);

WHEREAS, except as hereinafter set forth, Lender’s recourse under the Loan Documents is limited to Borrower’s interest in and to the Project and the other collateral given as security under the Mortgage and the other Loan Documents;

WHEREAS, Borrower is personally liable for the Recourse Obligations;

WHEREAS, Principal shall derive substantial economic benefit from the Loan; and

WHEREAS, as a material condition to making the Loan, Lender requires that Principal, and Principal has agreed, to guaranty the Recourse Obligations.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Principal agrees as follows:

1.             Each Principal, severally, hereby absolutely and unconditionally guaranties the prompt satisfaction and discharge of any and all of the Recourse Obligations, without defense, offset, counterclaim or right of subrogation, each of which is hereby waived.

This Guaranty is and shall be construed as a continuing, absolute and unconditional guaranty of payment, and not as a guaranty of collection.  It is expressly understood and agreed that this is a continuing guaranty and that the obligations of Principal hereunder are and shall be absolute under any and all circumstances, without regard to the validity, regularity or enforceability of the Note (excluding the Recourse Obligations) or the other Loan Documents, a true copy of each of which documents Principal hereby acknowledges having received and reviewed.

Notwithstanding anything to the contrary contained herein, in no event shall (i) ML&P be liable for an amount in excess of fifty one percent (51%) of the sums due to Lender hereunder, (ii) Ritz-Carlton be liable for an amount in excess of thirty-four percent (34%) of the sums due to Lender hereunder or (iii) Exclusive Resorts be liable for an amount in excess of fifteen percent (15%) of the sums due to Lender hereunder.

2.             Principal hereby waives: (a) notice of acceptance of this Guaranty by Lender and of presentment, demand, protest, notice of protest and of dishonor, notice of default and, except for the notices set forth herein, all other notices of every kind or nature now or hereafter provided by agreement or available at law; (b) the pleading of any statute of limitations as a defense to the obligations hereunder; and (c) any right to require or compel Lender, prior to exercising its rights hereunder to first proceed against Borrower or any security for the Loan, or to pursue any other remedy available to Lender.  Lender’s failure to exercise, or delay in exercising, any right or power hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.  Principal acknowledges that Lender may seek recovery of the Recourse Obligations from Principal with the same force and effect as if Principal were primary obligor under the Note and the other Loan Documents.

3.             Principal further agrees that the validity of this Guaranty and the obligations of Principal hereunder shall in no way be terminated, affected or impaired by reason of: (a) the assertion by Lender of any rights or remedies which it may have under or with respect to the Note or the other Loan Documents against any person obligated thereunder or against the owner of the Project; (b) any failure to file or record any of the Loan Documents or to take or perfect any security intended to be provided thereby; (c) the release or exchange of the Real Property or any other collateral for the Loan; provided that this Guaranty shall not, without the prior consent of Principals, cover or pertain to any Recourse Obligations that relate to such released or exchanged portion of the collateral arising from and after the release of such released or exchanged collateral; (d) the commencement of a case under the Bankruptcy Code by or against any Person obligated under the Note or the other Loan Documents; or (e) any payment made on the Debt, whether made by Borrower or Principal or any other Person, which is required to be refunded pursuant to the Bankruptcy Code; it being understood that no payment so refunded shall be considered as a payment in reduction of the Debt, nor shall it have the effect of reducing the liability of Principal hereunder.  It is further understood that if Borrower shall have taken advantage of, or be subject to the protection of, any provision of the Bankruptcy Code, the effect of which is to prevent or delay Lender from taking any remedial action against Borrower, including the exercise of any option Lender has to declare the Debt due and payable on the happening of any default or event by which, under the terms of the Loan Documents, the Debt shall become due and payable, Lender may, as against Principal, nevertheless, declare the

Recourse Obligations due and payable and enforce any and all of its rights and remedies provided for herein.

4.             Principal further agrees: (a) that this Guaranty shall remain and continue in full force and effect, notwithstanding any modification, extension or renewal of the Note or any of the other Loan Documents; (b) that Lender shall not be under a duty to protect, secure or insure any security or lien provided by the Loan Documents or other collateral for the Loan; and (c) that other indulgence or forbearance may be granted under any or all of the Loan Documents, without notice to or further consent of Principal.  This Guaranty shall terminate upon the complete payment of the Debt and fulfillment of any outstanding obligations of Principals under this Guaranty.

5.             Except as may be permitted under the Loan Agreement, Principal will not convey, transfer or assign, directly or indirectly, any portion of the Mortgaged Property of any nature, whether real, personal or mixed, tangible or intangible, or any interest therein, for less than full and fair consideration.  Nothing herein shall be construed to prohibit any dividend or distribution of earnings in the ordinary course of Principal’s business.

6.             Any indebtedness of Borrower to Principal now or hereafter existing (including, without limitation, any rights of subrogation Principal may have as a result of any payment by Principal under this Guaranty), together with any interest thereon, shall be, and such indebtedness is hereby, deferred, postponed and subordinated to the prior payment in full of the Debt.  Until payment in full of the Debt (and including interest accruing on the Note after the commencement of a proceeding by or against Borrower under the Bankruptcy Code which interest the parties agree shall remain a claim that is prior and superior to any claim of Principal notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally), Principal agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Principal, (except under the Marketing Agreements, that certain Technical Services Agreement dated September 1, 2004, between Borrower and Ritz-Carlton, that certain Project Development Management Agreement dated October 1, 2004, between Borrower and Ritz-Carlton and that certain Entitlement Services Letter Agreement between Borrower and Kapalua Land Company dated August 16, 2005).  Further, if Principal shall now or at any time in the future comprise more than one person, firm or corporation, Principal agrees that until such payment in full of the Debt: (a) no one of them shall accept payment from the others by way of contribution on account of any payment made hereunder by such party to Lender; (b) no one of them will take any action to exercise or enforce any rights to such contribution; and (c) if any one of them should receive any payment, satisfaction or security for any indebtedness of Borrower to any Principal or for any contribution by the others of them for payment made hereunder by the recipient to Lender, such payment, satisfaction or security shall be delivered to Lender in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Debt and until so delivered shall be held in trust for Lender as security for the Debt.

7.               Principal hereby indemnifies Lender from and against any and all claims, losses, damages and liabilities growing out of or resulting from this Guaranty (including, without limitation, enforcement of this Guaranty), except claims, losses, damages or liabilities resulting from Lender’s gross negligence and willful misconduct.  Principal will upon written demand pay to Lender the amount of any and all actual expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Lender may incur in connection with (1) any amendment to this Guaranty, (2) the administration of this Guaranty, (3) the exercise or enforcement of any of the rights of Lender under this Guaranty, or (4) the failure by Principal to perform or observe any of the provisions of this Guaranty.

8.               To induce Lender to execute the Loan Documents and to make the Loan and perform its obligations thereunder, each Principal, in respect of itself, severally, hereby represents and warrants to Lender in respect of itself as follows:

(i)            Principal is and always has been a duly organized and validly existing limited liability company or corporation, as the case may be, duly organized or incorporated under the laws of the state of its formation or incorporation, as the case may be.

(ii)           Principal has full power and authority to execute, deliver and perform this Guaranty, and such execution, delivery and performance have been duly authorized by all requisite action on the part of Principal.

(iii)          No consent, approval or authorization of or declaration, registration or filing with any Governmental Authority or nongovernmental Person, including any creditor, partner, or member of Principal, is required in connection with the execution, delivery and performance of this Guaranty that has not been obtained or waived.

(iv)          The execution, delivery and performance of this Guaranty will not constitute a breach or default under any other material agreement to which Principal is a party or may be bound.

(v)           There is no default under this Guaranty, or any of the other Loan Documents, nor any condition which, after notice or the passage of time or both, would constitute a default or an Event of Default under said documents.

(vi)          Principal is solvent, and no bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to Principal has been initiated.

(vii)         Neither Principal nor any Person holding a direct or indirect interest in Borrower or Principal, as the case may be, is (or will be) a person with whom Lender is restricted from doing business under OFAC (including Persons named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and shall not knowingly engage in any dealings or transactions or otherwise be associated with such Persons.  In addition, Principal hereby agrees to provide Lender with any additional information that Lender deems necessary from time to time in order to ensure compliance with all Laws concerning money laundering and similar activities.

(viii)        Principal has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

(ix)           Each of the representations and warranties made by Principal herein or in any of the other Loan Documents is true, complete and correct in all material respects as of the date made.

9.               [Intentionally Deleted].

10.             The provisions of Article 23 of the Loan Agreement are hereby incorporated by reference, except that all references to “Borrower” therein shall be deemed to be “Principal” and Principal’s address set forth in the first paragraph of this Guaranty shall be its address for service of process.  All notices under this Guaranty shall be provided to all Principals and Lender.

11.             This Guaranty constitutes the entire agreement between Principal and Lender with respect to the matters referred to herein, and no modification or waiver of any of the terms hereof shall be effective unless in writing, signed by all parties hereto.

12.             This Guaranty shall inure to the benefit of Lender and any subsequent holder of the Loan Documents and shall bind Principal and its respective heirs, successors and assigns.

13.             This Guaranty shall be governed by the internal laws of the State of New York.

14.             SUBMISSION TO JURISDICTION.  WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS GUARANTY (EACH, A “PROCEEDING”), GUARANTORS IRREVOCABLY (A) SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE COURT SITTING IN THE ISLAND AND COUNTY OF MAUI, HAWAII, FEDERAL COURT SITTING IN THE STATE OF HAWAII, OR STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY, NEW YORK, AND (B) WAIVE ANY OBJECTION WHICH THEY MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVE THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY.  NOTHING IN THIS GUARANTY SHALL PRECLUDE LENDER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION.  GUARANTORS FURTHER AGREE AND CONSENT THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY STATE COURT SITTING IN THE ISLAND AND COUNTY OF MAUI, HAWAII, FEDERAL COURT SITTING IN THE STATE OF HAWAII, OR STATE OR FEDERAL COURT

SITTING IN NEW YORK COUNTY, NEW YORK,  MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GUARANTORS AT THE ADDRESSES INDICATED ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF GUARANTORS SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

15.           [Intentionally Deleted].

16.           Process in any suit, action or proceeding of the nature referred to in Section 14 hereof may be served: (a) by registered or certified mail, postage prepaid, to Principal at the address set forth above or to such other address of which Principal shall have given Lender written notice; or (b) if Principal shall not have made an appearance within twenty one (21) days after service in accordance with clause (a) of this Section, by hand delivery to the agent identified in Section 15 hereof, or such successor agent as shall have been identified in accordance with Section 15 hereof.  Nothing in this Section shall affect the Lender’s right to serve process in any manner permitted by law, or limit Lender’s right to bring proceedings against Principal in the courts of any other jurisdiction.

17.           If Principal shall advance or become obligated to pay any sums in respect of the Recourse Obligations as provided herein, or if for any reason whatsoever Borrower or any subsequent owner of the Real Property is now or shall hereafter become indebted to Principal, Principal agrees that the amount of such sums and of such indebtedness and all interest thereon shall at all times be subordinate as to lien, time of payment and in all other respects to all sums, including principal and interest and other amounts, at any time owing to Lender under the Loan Documents.  For so long as this Agreement shall remain in force and effect, Principal shall not exercise any such right of subrogation in or under the Loan Documents, or any right to participate in any way therein, or in the right, title or interest of Lender in or to the Real Property.

18.           Non-Waiver.  Neither failure nor delay on Lender’s part in insisting upon strict performance of any term, condition, covenant or agreement or exercising any right, power, remedy or privilege hereunder, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege.  By way of example, and not by way of limitation, by accepting payment after the due date of any amount payable under this Guaranty, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Guaranty, or to declare a default for failure to effect prompt payment of any such other amount.

19.           No consent by Borrower shall be required for any assignment or reassignment of Lender’s rights under this Guaranty to any assignee of Lender’s interest in the Note or any part thereof.  All references to “Lender” hereunder shall be deemed to include such successors and assigns of Lender.

20.           Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable Laws, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

21.           TO THE FULLEST EXTENT PERMITTED BY LAW, GUARANTORS HEREBY IRREVOCABLY WAIVE TRIAL BY JURY IN ANY ACTION, COUNTERCLAIM OR JUDICIAL PROCEEDING BROUGHT BY BORROWER OR LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH THIS INSTRUMENT, THE LOAN, THE LOAN DOCUMENTS, AND ANY ACTS OR OMISSIONS OF GUARANTORS IN CONNECTION THEREWITH.

22.           This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same guaranty.

[The next page is the signature page]

IN WITNESS WHEREOF, Principal has duly executed and delivered this Guaranty as of the date of this Guaranty.

MAUI LAND & PINEAPPLE COMPANY, INC.,
a Hawaii corporation

By:	/S/ ROBERT WEBBER
Name:	R. WEBBER
Title:	CFO

THE RITZ-CARLTON DEVELOPMENT COMPANY, INC., a Delaware corporation

By:	/S/ WILLIAM T. PHILLIPS

Name:	WILLIAM T. PHILLIPS

Title:	VICE-PRESIDENT

EXCLUSIVE RESORTS DEVELOPMENT COMPANY, LLC, a Delaware limited liability company

By:	/S/ TODD HARRIS

Name:	TODD HARRIS

Title:	SVP Member Services